T. Rowe Price International Stock Portfolio
Supplement to prospectus dated May 1, 2010

On page 3, the first paragraph under Management is revised as follows:
Investment Adviser T. Rowe Price Associates,
Inc. (T. Rowe Price)
Investment Sub Adviser T. Rowe Price
International Ltd T. Rowe Price International)
On page 10, the information under Investment
Adviser is deleted and replaced with
the following: T. Rowe Price is the funds investment adviser and oversees the selection of the funds investments and management of the funds portfolio. T. Rowe Price is an SEC registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub adviser to registered investment companies, institutional separate accounts, and common trust funds.

The address for T. Rowe Price
is 100 East Pratt Street, Baltimore, Maryland
21202. As of September 30, 2010,
T. Rowe Price and its affiliates managed
approximately $439.7 billion for more
than 11 million individual and institutional
investor accounts.
T. Rowe Price has entered into a sub advisory
agreement with T. Rowe Price
International under which T. Rowe Price
International is authorized to trade
securities and make discretionary investment
decisions on behalf of the fund.
T. Rowe Price International is an investment
adviser registered or licensed with the
SEC, United Kingdom Financial Services Authority,
Financial Services Agency of Japan,
and other non U.S. regulatory authorities.
T. Rowe Price International sponsors and
serves as adviser to foreign collective investment
schemes and provides investment
management services to investment companies and
other Institutional investors.
T. Rowe Price International is headquartered in
London and has several branch offices
around the world. T. Rowe Price International is
a direct subsidiary of T. Rowe Price
and its address is 60 Queen Victoria Street London
EC4N 4TZ United Kingdom.
T. Rowe Price may pay T. Rowe Price International
up to 60% of the management fee that
T. Rowe Price receives from the fund.
The date of this supplement is January 3, 2011.
E301-041    1/3/11